UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-03101

CALVERT MANAGEMENT SERIES
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place
Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2016

Item 1. Report to Stockholders.

Calvert Tax-Free Responsible Impact Bond Fund

Annual Report December 31, 2016 E-Delivery Sign-Up — Details Inside

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Note: If your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE OF CONTENTS

1	President’s Letter
3	Portfolio Management Discussion
5	Understanding Your Fund’s Expenses
6	Report of Independent Registered Public Accounting Firm
7	Schedule of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
17	Statements of Changes in Net Assets
19	Notes to Financial Statements
25	Financial Highlights
29	Special Meeting of Shareholders
30	Proxy Voting
30	Availability of Quarterly Portfolio Holdings
30	Board Approval of Investment Advisory Agreement
32	Trustee and Officer Information Table

John H. Streur President and Chief Executive Officer, Calvert Research and Management
Change is here. President Trump has already initiated several actions designed to spur U.S. economic growth and prosperity. Through reduced corporate regulation, potential change to tax laws and increased infrastructure spending, President Trump hopes to create a pro-corporate environment that will stimulate economic activity and foster job and wage growth. Although executive orders do not always result in legislation, the policies of the new administration are sure to have a profound impact on the near term regulatory, economic and environmental landscapes. These developments have also amplified the importance of socially responsible investing to the capital markets and its ability to influence the role of corporations in society.
The new President’s de-regulation policies are, at this writing, specific to reducing environmental and financial regulation, affecting primarily those market participants in the energy, manufacturing and financial sectors. However, President Trump has also vowed to eliminate “wasteful and unnecessary” regulation of any type, which could result in wholesale changes to the regulatory framework for many industries. Unfortunately, many of the regulations targeted for review serve as real protection for the environment, or investor/worker protection and their elimination could result in social or environmental compromise. Tax cuts in the corporate sector, designed to encourage capital investment and the repatriation of revenues and jobs, do not always translate into increases in productivity. Corporations will need to be incentivized to re-invest their tax savings into their infrastructure (including information technology) and personnel (i.e. training) to ensure that the workplace gains anticipated materialize. Infrastructure spending designed to create social benefit, (through better roads and bridges) and increase employment should be monitored to ensure that all areas are enriched equitably and that environmental resources are not irresponsibly compromised.
During this period of change in U.S. Government regulation it will be imperative to be able to thoroughly evaluate companies and other issuers to discern those that develop and/or maintain superior sustainability policies and procedures and their leadership from those that lag behind. Reliable information is crucial in ensuring that investors are able to effectively evaluate and assess corporate behaviors surrounding governance, environmental and social issues, and now, especially during a period of governmental policy shifts, a timely evaluation of individual corporate response and action will be imperative. As the Socially Responsible Investing (SRI) space grows and matures, providers of environmental, social and governance (“ESG”) data are entering the market with new metrics, criteria and ideas. Information from other organizations (e.g., non-governmental organizations or NGOs) is also important, as they often have pockets of information that are not widely distributed or commonly used by other investment firms, but impact a corporation’s overall sustainability profile. This information is particularly valuable as the data available from corporations and other issuers (excluding financial) is often opaque and the perspectives of NGOs and smaller organizations with specific niche knowledge is valuable in deciphering issuer by issuer comparisons (especially pertinent during these times of change).
It is important for investors to maintain pace with the evolving quality and availability of ESG data as well as the impact of policy/legislative actions on the behavior of our corporations in order to properly gauge risk as well as overall corporate valuation. It is this disclosure and transparency, along with responsible investor’s analysis that we all rely upon to safeguard the capital markets and our society. NGO’s are already significantly engaged in information dissemination and are likely to be an even more valuable resource for our corporate evaluations in the near term. Calvert’s investment research is rooted in available ESG data and we will continue to evolve our research as data becomes available that is important to evaluating companies and other issuers across critical environmental, social and governance areas.
Calvert’s corporate engagement activities are a key component to Calvert’s mission and your shareholder experience. Calvert investors take part in influencing a company’s sustainability and ESG policies through our proxy voting, direct engagement and filing of shareholder resolutions. In voting Fund proxies, we follow guidelines that align with the Calvert Principles for Responsible Investing and Calvert files resolutions for activities congruent with those Principles. We will directly engage with

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companies to influence their operating procedures to make the world a better place for all. We are, after all, one people, one planet, with one mission- to sustain the place we live for the benefit of generations to come while improving for all of us here today.

Sincerely,
John H. Streur
President and Chief Executive Officer, Calvert Research and Management

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PORTFOLIO MANAGEMENT DISCUSSION
Market Review
Over the course of 2016, the tax-exempt municipal bond market proved to be a year of divergent performance. During the first half of the year, municipal bonds provided a port in the storm relative to the volatility observed in other global fixed income and equity markets, supported by steady investor inflows and additionally fueled by a search for yield after the UK’s Brexit vote. During the second half of 2016, municipal bonds underperformed taxable fixed income with the municipal market having to digest record municipal issuance and was further exacerbated by the uncertainties presented by the U.S. election results.
Fund Performance Relative to the Benchmark
For the year ended December 31, 2016, Calvert Tax-Free Responsible Impact Bond Fund (Class A shares at NAV) returned -0.42%. The Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, returned 0.25%.
The Fund was managed with a bias toward medium to longer term, higher credit quality bonds during the year. The Fund’s allocation to flood control, water and sewer, hospitals, and housing bonds enhanced performance relative to the Index, while the Fund’s exposure to solid waste, mass transit, airports, and education bonds detracted from relative performance. The Fund’s underweight position to lower quality tax-exempt bonds (A and BBB) also detracted from relative performance as coupon income provided the bulk of total return for municipal bonds over the course of the year.
Calvert Research and Management (“CRM”) became the investment adviser to the Fund on December 31, 2016 following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (“CIM”) and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between the Fund and CRM. In addition, effective December 31, 2016, the Fund is managed by Vishal Khanduja, Cynthia J. Clemson and Craig R. Brandon of CRM.

CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
DECEMBER 31, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Municipal	100.0%
Education	24.0%
Government Public Services	20.0%
Health Care	11.5%
Housing	8.5%
Industrial Economic Development	5.9%
Other	2.1%
Transportation	14.7%
Utility	13.3%
Total	100.0%

CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
DECEMBER 31, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 12/31/16	12 MONTHS ENDED 12/31/16
Class A	-4.09%	-0.42%
Class C	-4.47%	-1.25%
Class I	-3.92%	-0.13%
Class Y	-3.96%	-0.17%
Bloomberg Barclays Municipal Bond Index	-3.91%	0.25%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge for Class A or any applicable deferred sales charge.

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with a broad-based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different. It is not possible to invest in an index.

CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
DECEMBER 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CTTLX	-4.13%	1.78%	2.26%
Class C (with max. load)	CTTCX	-2.21%	2.33%	2.54%
Class I	CTTIX	-0.13%	2.67%	2.71%
Class Y	CTTYX	-0.17%	2.64%	2.69%
Bloomberg Barclays Municipal Bond Index		0.25%	3.28%	4.25%

Calvert Tax-Free Responsible Impact Bond Fund first offered Classes C, I and Y shares on July 15, 2015. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual share class performance would have been lower (Class C shares) or higher (Class Y and Class I shares) depending on whether that share class has higher or lower expenses than Class A shares.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. Visit www.calvert.com to obtain performance data current to the most recent month-end. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The gross expense ratios from the current prospectus for Class A, C, I and Y shares are 0.96%, 26.82%, 5.34% and 4.53%, respectively. These numbers may differ from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the Fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Actual Expenses
The first line for each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The Fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $2,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line for each class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16 - 12/31/16
Class A
Actual	0.80%	$1,000.00	$959.10	$3.94
Hypothetical (5% return per year before expenses)	0.80%	$1,000.00	$1,021.11	$4.06
Class C
Actual	1.55%	$1,000.00	$955.30	$7.62
Hypothetical (5% return per year before expenses)	1.55%	$1,000.00	$1,017.34	$7.86
Class I
Actual	0.45%	$1,000.00	$960.80	$2.22
Hypothetical (5% return per year before expenses)	0.45%	$1,000.00	$1,022.87	$2.29
Class Y
Actual	0.55%	$1,000.00	$960.40	$2.71
Hypothetical (5% return per year before expenses)	0.55%	$1,000.00	$1,022.37	$2.80

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of Calvert Management Series and Shareholders of Calvert Tax-Free Responsible Impact Bond Fund:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert Tax-Free Responsible Impact Bond Fund (the “Fund”), a series of Calvert Management Series, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Tax-Free Responsible Impact Bond Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 22, 2017

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CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - 98.8%

Alaska - 1.9%
Alaska Housing Finance Corp. Revenue Bonds, 3.00%, 12/1/33 (a)	1,000,000	909,000
Matanuska-Susitna Borough GO Bonds, 4.50%, 7/1/29	1,670,000	1,872,137
		2,781,137

California - 8.0%
California Educational Facilities Authority Revenue Bonds, (Stanford University), 5.00%, 6/1/46	1,000,000	1,280,640
California GO Bonds:
4.00%, 9/1/32	1,000,000	1,056,660
4.00%, 3/1/45	1,350,000	1,376,365
California GO Green Bonds, 3.75%, 10/1/37	1,000,000	1,003,760
California GO Veterans Bonds:
4.00%, 12/1/32 (a)	1,000,000	1,027,330
3.75%, 12/1/34	1,500,000	1,513,080
California Infrastructure & Economic Development Bank Revenue Bonds, 5.00%, 10/1/34	2,000,000	2,334,320
California Pollution Control Financing Authority Revenue Bonds, (Waste Management, Inc.):
3.00%, 11/1/25 (a)	350,000	347,571
1.65%, 7/1/31 (mandatory put, 5/1/17 @ 100) (a)(b)	1,000,000	1,000,450
Long Beach California Unified School District GO Bonds, Zero Coupon, (AGC), 8/1/25	1,000,000	773,860
		11,714,036

Colorado - 0.8%
Regional Transportation District Colorado Sales Tax Revenue Bonds, 5.00%, 11/1/32	1,000,000	1,208,330

Connecticut - 3.2%
Connecticut GO Green Bonds, 5.00%, 11/15/31	1,000,000	1,121,430
Connecticut Health & Educational Facility Authority Revenue Bonds:
(Yale University), 4.85%, 7/1/37	1,360,000	1,382,943
(State Supported Child Care), 4.00%, 7/1/38	1,170,000	1,183,467
(Yale University), 5.05%, 7/1/42	1,000,000	1,017,690
		4,705,530

Delaware - 0.3%
Sussex County Revenue Bonds, VRDN, (LOC: Wilmington Trust Co.), (Baywood LLC), 1.10%, 11/1/27 (a)(c)	500,000	500,000

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	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - CONT’D

District of Columbia - 2.0%
Metropolitan Washington DC Airport Authority System Revenue Bonds:
(AMBAC), 5.00%, 10/1/25 (a)	1,750,000	1,797,845
5.00%, 10/1/27 (a)	1,000,000	1,127,740
		2,925,585

Florida - 7.7%
Highlands County Florida Health Facilities Authority Revenue Bonds, (Adventist Health System), 5.625%, 11/15/37	1,080,000	1,177,826
Miami-Dade County Florida Aviation Revenue Bonds:
5.00%, 10/1/30 (a)	1,500,000	1,649,250
(AGM), 5.00%, 10/1/41 (Prerefunded to 10/1/18 @ 100)	1,000,000	1,065,060
Miami-Dade County Florida EFA Revenue Bonds, (University of Miami), 4.00%, 4/1/45	1,375,000	1,380,692
Miami-Dade County Florida GO Bonds, (AMBAC), 7.75%, 10/1/18	2,000,000	2,217,200
Miami-Dade County Florida IDA Revenue Bonds, (Miami Cerebral Palsy Residential Services, Inc.), 8.00%, 6/1/22	450,000	449,942
Miami-Dade County Florida Professional Sports Franchise Facilities Tax Revenue Bonds, (NPFG), 5.25%, 10/1/30 (escrowed to maturity)	2,675,000	3,328,476
		11,268,446

Georgia - 1.4%
Cobb County Georgia Development Authority Revenue Bonds, (Waste Management, Inc.), 1.875%, 4/1/33 (mandatory put, 10/1/19 @ 100) (b)	1,000,000	999,850
Georgia GO Bonds, 4.50%, 7/1/28	1,000,000	1,097,650
		2,097,500

Hawaii - 2.7%
Hawaii State Airports System Revenue Bonds, 5.00%, 7/1/41 (a)	750,000	806,970
Hawaii State GO Bonds, 4.00%, 10/1/34	2,000,000	2,110,720
Honolulu City and County Hawaii GO Bonds, 5.00%, 12/1/34	1,000,000	1,093,510
		4,011,200

Idaho - 1.3%
County of Nez Perce Revenue Bonds, (Potlatch Corp.), 2.75%, 10/1/24	1,000,000	938,770
Idaho Housing & Finance Association Revenue Bonds, 3.10%, 7/1/24	970,000	984,317
		1,923,087

Illinois - 1.7%
Chicago O'Hare International Airport Revenue Bonds, 5.00%, 1/1/34 (a)	400,000	428,296
Illinois Educational Facilities Revenue Bonds, (Field Museum of Natural History):
4.00%, 11/1/36	1,000,000	997,240
4.45%, 11/1/36	1,000,000	1,025,920
		2,451,456

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	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - CONT’D

Indiana - 1.6%
Indiana Finance Authority Revenue Bonds:
(Butler University), 5.00%, 2/1/31	1,130,000	1,238,503
Green Bonds, (CWA Authority), (NPFG), 5.00%, 10/1/36	1,000,000	1,130,040
		2,368,543

Iowa - 0.8%
Iowa SO Revenue Bonds, 5.00%, 6/15/27 (Prerefunded to 6/15/20 @ 100)	1,000,000	1,111,340

Kansas - 2.7%
Kansas Development Finance Authority Hospital Revenue Bonds, (Adventist Health System):
5.50%, 11/15/29	1,000,000	1,101,310
5.75%, 11/15/38	1,000,000	1,103,940
Wyandotte County Kansas Unified School District No. 203 Piper GO Bonds, 4.00%, 9/1/23	1,545,000	1,718,612
		3,923,862

Maryland - 2.2%
Maryland Economic Development Corp. Revenue Bonds, (University of Maryland, College Park), (AGM), 5.00%, 6/1/43	500,000	559,300
Maryland State Community Development Administration Department of Housing and Community Development Revenue Bonds:
4.05%, 7/1/40	1,575,000	1,631,669
4.35%, 7/1/50	1,000,000	1,025,830
		3,216,799

Massachusetts - 3.2%
Boston Massachusetts Water & Sewer Commission Revenue Bonds, 5.00%, 11/1/30 (Prerefunded to 11/1/19 @ 100)	1,000,000	1,097,380
Massachusetts Development Finance Agency Revenue Bonds, (Dana-Farber Cancer Institute), 5.00%, 12/1/34	500,000	562,385
Massachusetts HFA Revenue Bonds:
3.85%, 6/1/28 (a)	1,000,000	1,022,960
3.30%, 12/1/28 (a)	750,000	732,240
The Massachusetts Clean Water Trust Revenue Bonds, 5.25%, 8/1/29	1,000,000	1,264,540
		4,679,505

Michigan - 2.9%
Grand Valley State University Revenue Bonds, 5.00%, 12/1/33	1,000,000	1,125,440
Michigan Finance Authority Revenue Bonds, (Beaumont Health Credit Group), 4.00%, 11/1/46	2,000,000	1,989,560
Ypsilanti Michigan School District GO Bonds, 5.00%, 5/1/30	1,000,000	1,122,510
		4,237,510

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	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - CONT’D

Mississippi - 0.3%
Mississippi Business Finance Corp. Revenue Bonds, (Waste Management, Inc.), 1.375%, 3/1/27 (mandatory put, 3/1/17 @ 100) (a)(b)	400,000	400,092

Missouri - 1.9%
Kansas City Missouri GO Bonds, 4.50%, 2/1/24	1,500,000	1,685,280
Kansas City Missouri SO Revenue Bonds:
4.00%, 10/1/34	500,000	511,860
4.00%, 10/1/35	600,000	611,976
		2,809,116

New Hampshire - 0.8%
New Hampshire Business Finance Authority Revenue Bonds, (Casella Waste Systems, Inc.), 4.00%, 4/1/29 (mandatory put, 10/1/19 @ 100) (a)(b)(d)	1,180,000	1,161,816

New Mexico - 2.9%
New Mexico Hospital Equipment Loan Council Revenue Bonds, (Presbyterian Healthcare Services), 5.125%, 8/1/35	4,010,000	4,282,319

New York - 8.9%
Build NYC Resource Corp. Revenue Bonds, (YMCA of Greater New York), 4.00%, 8/1/36	1,665,000	1,686,712
New York City Housing Development Corp. Revenue Bonds:
3.80%, 11/1/30	1,000,000	1,022,480
3.15%, 11/1/36	1,000,000	917,860
New York City NY GO Bonds, Series G, 5.00%, 8/1/26	2,000,000	2,330,360
New York State Dormitory Authority Personal Income Tax Revenue Bonds, 5.00%, 8/15/29	1,000,000	1,116,770
New York State Environmental Facilities Corp. Revenue Bonds, (Casella Waste Systems, Inc.), 3.125%, 12/1/44 (mandatory put, 6/1/26 @ 100) (a)(b)(d)	1,000,000	792,450
New York State Environmental Facilities Corp. Solid Waste Disposal Revenue Bonds, (Waste Management, Inc.), 2.75%, 7/1/17	200,000	201,368
New York Transportation Development Corp. Revenue Bonds:
(American Airlines, Inc.), 5.00%, 8/1/20 (a)	3,000,000	3,120,540
(LaGuardia Airport Terminal B Redevelopment), 4.00%, 7/1/33 (a)	2,000,000	1,954,360
		13,142,900

North Carolina - 2.7%
North Carolina Medical Care Commission Revenue Bonds, (Duke University Health System), 5.00%, 6/1/42 (Prerefunded to 6/1/19 @ 100)	3,700,000	4,009,727

North Dakota - 0.3%
North Dakota HFA Revenue Bonds, 2.55%, 1/1/22	500,000	504,930

Ohio - 4.2%
Montgomery County Ohio Revenue Bonds, (Catholic Health Initiatives), 5.00%, 5/1/39	2,500,000	2,599,850
Ohio State Revenue Bonds, (Portsmouth Gateway Group, LLC), (AGM), 5.00%, 12/31/30 (a)	1,000,000	1,108,690

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	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - CONT’D

Ohio State University Revenue Bonds:
5.00%, 12/1/29 (escrowed to maturity)	85,000	108,039
5.00%, 12/1/29 (unrefunded portion)	1,915,000	2,339,709
		6,156,288

Pennsylvania - 4.9%
Mount Lebanon Pennsylvania School District GO Bonds, 5.00%, 2/15/27	2,000,000	2,129,240
Pennsylvania Economic Development Financing Authority Revenue Bonds, (Waste Management, Inc.), 2.625%, 11/1/21 (a)	500,000	506,080
Pennsylvania HFA Revenue Bonds, 3.90%, 10/1/35	1,000,000	999,950
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, (State System of Higher Education), 4.00%, 6/15/36	1,550,000	1,568,259
Redevelopment Authority of the City of Philadelphia Revenue Bonds, 5.00%, 4/15/21	1,855,000	2,043,653
		7,247,182

Rhode Island - 2.3%
Rhode Island Clean Water Finance Agency Revenue Bonds:
5.00%, 10/1/30	1,000,000	1,163,870
5.00%, 10/1/31	1,000,000	1,161,160
Rhode Island GO Bonds, 4.00%, 8/1/24	1,000,000	1,091,590
		3,416,620

Texas - 18.2%
Arlington Texas Higher Education Finance Corp. Revenue Bonds, (LifeSchool of Dallas), (PSF guaranteed), 5.00%, 8/15/34	1,300,000	1,481,701
Bexar County Texas GO Bonds:
4.00%, 6/15/32	2,000,000	2,136,080
5.00%, 6/15/35 (Prerefunded to 6/15/19 @ 100)	3,000,000	3,257,280
Dallas/Fort Worth Texas International Airport Revenue Bonds:
5.00%, 11/1/36	500,000	553,720
5.00%, 11/1/38 (a)	1,000,000	1,044,810
El Paso County Texas GO Bonds:
5.00%, 2/15/32 (Prerefunded to 2/15/21 @ 100)	15,000	16,927
5.00%, 2/15/32 (unrefunded portion)	985,000	1,082,091
Harris County Texas Flood Control District Revenue Bonds, 5.00%, 10/1/27	3,450,000	3,843,818
Hidalgo County Texas Drain District No. 1 GO Bonds, (AGC), 5.00%, 9/1/25 (Prerefunded to 9/1/18 @ 100)	3,010,000	3,195,657
Longview Texas Independent School District GO Bonds, Zero Coupon, (PSF guaranteed), 2/15/18	500,000	492,655
Love Field Airport Modernization Corporation Revenue Bonds, 5.00%, 11/1/28 (a)	1,000,000	1,127,690
Newark Higher Education Finance Corp. Revenue Bonds, (Orenda Education), (PSF guaranteed), 4.00%, 8/15/35	1,000,000	1,013,820

www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - CONT’D
North East Texas Independent School District GO Bonds, (PSF guaranteed):
5.25%, 2/1/26	1,000,000	1,222,550
5.25%, 2/1/35	3,345,000	4,201,788
Port of Houston Texas Tax Authority GO Bonds, 5.00%, 10/1/35	1,830,000	2,016,843
		26,687,430

Utah - 1.4%
Utah Housing Corp. Revenue Bonds, 4.00%, 1/1/36	2,000,000	2,010,520

Vermont - 0.8%
Vermont GO Bonds, 5.00%, 8/15/20	1,000,000	1,089,960
Vermont HFA Revenue Bonds, 5.35%, 5/1/36	25,000	25,184
		1,115,144

Virgin Islands - 0.1%
Virgin Islands Public Finance Authority Revenue Bonds, (NPFG), 4.25%, 10/1/29	200,000	200,278

Washington - 4.7%
Central Puget Sound Regional Transit Authority Revenue Bonds, Green Bonds:
4.00%, 11/1/33	1,100,000	1,155,110
5.00%, 11/1/35	1,000,000	1,149,170
Snohomish County Washington School District No. 4 Lake Stevens GO Bonds, 4.00%, 12/1/35	2,460,000	2,565,952
Washington Economic Development Finance Authority Revenue Bonds, (Waste Management, Inc.), 2.125%, 6/1/20 (d)	1,000,000	1,002,490
Washington GO Bonds, 5.00%, 2/1/23 (Prerefunded to 2/1/19 @ 100)	1,000,000	1,075,340
		6,948,062

Total Municipal Obligations (Cost $141,783,717)		145,216,290

TOTAL INVESTMENTS (Cost $141,783,717) - 98.8%		145,216,290
Other assets and liabilities, net - 1.2%		1,759,481
NET ASSETS - 100.0%		146,975,771
At December 31, 2016, the concentration of the Fund’s investments in the various sectors, determined as a percentage of total investments, was as follows:

Education	24.0%
Government Public Services	20.0%
Transportation	14.7%
Utility	13.3%
Health Care	11.5%
Others, less than 10% individually	16.5%
Total	100.0%
See notes to financial statements.

12 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short:
5 Year U.S. Treasury Notes	(38)	3/17	($4,471,234)	$19,873
10 Year U.S. Treasury Notes	(34)	3/17	(4,225,563)	8,704
Long U.S. Treasury Bonds	(35)	3/17	(5,272,969)	45,374
Total Short				$73,951

NOTES TO SCHEDULE OF INVESTMENTS
(a) Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax (AMT).
(b) Adjustable rate security. Interest rate represents the rate in effect on December 31, 2016 and is fixed to the next mandatory put date.
(c) Variable rate demand obligation that may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which resets weekly, represents the rate in effect at December 31, 2016.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $2,956,756, which represents 2.0% of the net assets of the Fund as of December 31, 2016.

Abbreviations:
AGC:	Assured Guaranty Corp.
AGM:	Assured Guaranty Municipal Corp.
AMBAC:	AMBAC Financial Group, Inc.
EFA:	Educational Facilities Authority
GO:	General Obligation
HFA:	Housing Finance Agency/Authority
IDA:	Industrial Development Authority
LLC:	Limited Liability Corporation
LOC:	Letter of Credit
NPFG:	National Public Finance Guaranty Corp.
PSF:	Permanent School Fund
SO:	Special Obligation
VRDN:	Variable Rate Demand Notes
See notes to financial statements.

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CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS
Investments in securities, at value (Cost $141,783,717) - see accompanying schedule	$145,216,290
Cash	121,812
Cash collateral at broker	235,600
Receivable for shares sold	139,169
Interest receivable	1,644,210
Trustees' deferred compensation plan	134,239
Receivable from affiliates	7,635
Total assets	147,498,955

LIABILITIES
Payable for shares redeemed	175,664
Payable for futures contracts variation margin	44,172
Payable to affiliates:
Investment advisory fee	43,634
Administrative fees	12,467
Distribution Plan expenses	29,905
Shareholder servicing agent fee	1,511
Trustees' fees and expenses	5,316
Trustees' deferred compensation plan	134,239
Accrued expenses and other liabilities	76,276
Total liabilities	523,184
NET ASSETS	$146,975,771

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 8,457,478 shares outstanding	$167,469,154
Class C: 58,625 shares outstanding	964,462
Class I: 605,924 shares outstanding	9,476,395
Class Y: 331,220 shares outstanding	5,252,891
Undistributed net investment income	89,414
Accumulated net realized gain (loss)	(39,783,069)
Net unrealized appreciation (depreciation)	3,506,524
NET ASSETS	$146,975,771

NET ASSET VALUE PER SHARE
Class A (based on net assets of $131,474,141)	$15.55
Class C (based on net assets of $911,826)	$15.55
Class I (based on net assets of $9,433,500)	$15.57
Class Y (based on net assets of $5,156,304)	$15.57

OFFERING PRICE PER SHARE*
Class A (100/96.25 of net asset value per share)	$16.16
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

14 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT

CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016

NET INVESTMENT INCOME
Investment Income:
Interest income	$5,172,492
Other income	42,779
Total investment income	5,215,271

Expenses:
Investment advisory fee	533,698
Administrative fees	173,247
Transfer agency fees and expenses:
Class A	116,810
Class C	1,089
Class I	1,778
Class Y	1,868
Distribution Plan expenses:
Class A	363,299
Class C	9,545
Trustees' fees and expenses	23,729
Accounting fees	52,384
Custodian fees	21,340
Professional fees	38,667
Registration fees	63,140
Reports to shareholders	22,108
Miscellaneous	10,898
Total expenses	1,433,600
Reimbursement from Advisor:
Class A	(154,771)
Class C	(14,415)
Class I	(19,361)
Class Y	(15,843)
Administrative fees waived	(20,762)
Net expenses	1,208,448
NET INVESTMENT INCOME (LOSS)	4,006,823

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,320,047
Futures	(14,447)
1,305,600
See notes to financial statements.

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CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016 - CONT’D

REALIZED AND UNREALIZED GAIN (LOSS) - CONT’D
Net change in unrealized appreciation (depreciation) on:
Investments	(6,115,496)
Futures	17,097
(6,098,399)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,792,799)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($785,976)
See notes to financial statements.

16 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT

CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
Operations:
Net investment income (loss)	$4,006,823	$3,711,528
Net realized gain (loss)	1,305,600	887,104
Net change in unrealized appreciation (depreciation)	(6,098,399)	(633,182)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(785,976)	3,965,450

Distributions to shareholders from:
Net investment income:
Class A shares	(3,794,199)	(3,667,926)
Class C shares	(18,274)	(1,663)(a)
Class I shares	(92,569)	(13,758)(a)
Class Y shares	(94,081)	(12,733)(a)
Total distributions	(3,999,123)	(3,696,080)

Capital share transactions:
Shares sold:
Class A shares	23,239,142	12,116,753
Class C shares	1,403,351	275,968(a)
Class I shares	11,213,242	1,000,000(a)
Class Y shares	4,767,924	1,390,532(a)
Reinvestment of distributions:
Class A shares	3,313,608	3,140,963
Class C shares	18,266	1,624(a)
Class I shares	92,569	13,758(a)
Class Y shares	82,512	12,711(a)
Shares redeemed:
Class A shares	(30,866,561)	(16,488,032)
Class C shares	(724,508)	(76)(a)
Class I shares	(2,807,618)	—(a)
Class Y shares	(948,809)	(6,979)(a)
Total capital share transactions	8,783,118	1,457,222

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,998,019	1,726,592

NET ASSETS
Beginning of year	142,977,752	141,251,160
End of year (including undistributed net investment income of $89,414 and $90,670, respectively)	$146,975,771	$142,977,752
See notes to financial statements.

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CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS - CONT’D

CAPITAL SHARE ACTIVITY	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
Shares sold:
Class A shares	1,439,544	760,895
Class C shares	86,312	17,432(a)
Class I shares	708,444	63,613(a)
Class Y shares	297,564	87,760(a)
Reinvestment of distributions:
Class A shares	206,234	197,869
Class C shares	1,135	102(a)
Class I shares	5,767	867(a)
Class Y shares	5,144	799(a)
Shares redeemed:
Class A shares	(1,935,639)	(1,040,545)
Class C shares	(46,351)	(5)(a)
Class I shares	(172,767)	—(a)
Class Y shares	(59,608)	(439)(a)
Total capital share activity	535,779	88,348

(a) From July 15, 2015 inception.
See notes to financial statements.

18 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Management Series (the “Trust”) was organized as a Massachusetts business trust on October 20, 1980, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates two (2) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert Tax-Free Responsible Impact Bond Fund (the “Fund”).
The Fund is diversified and invests primarily in municipal obligations. The operations of each series of the Trust, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares, which commenced operations on July15, 2015, are not available for purchase in an account maintained by the Fund's distributor or without a specified broker-dealer or financial advisor (“Direct Account”). For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares, which commenced operations on July15, 2015, require a minimum account balance of $1 million. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares, which commenced operations on July15, 2015, are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s distributor to offer Class Y shares to their clients. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses; (b) exchange privileges; and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Fund to the Fund's investment advisor (“Advisor”) and has provided these Procedures to govern the Advisor in its valuation duties.
The Advisor has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:

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Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For municipal securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at December 31, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost-based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund's holdings as of December 31, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Municipal Obligations	$—	$145,216,290	$—	$145,216,290
TOTAL	$—	$145,216,290	$—	$145,216,290
Futures Contracts**	$73,951	$—	$—	$73,951

* For a complete listing of investments, please refer to the Schedule of Investments.
** The value listed reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the year ended December 31, 2016.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between

20 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT

the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year ended December 31, 2016, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund's futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2016, the Fund had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities Location	Assets	Statement of Assets and Liabilities Location	Liabilities
Interest Rate	Net unrealized appreciation (depreciation)	$73,951*	Net unrealized appreciation (depreciation)	$—*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures contracts variation margin.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
Interest Rate	Futures	($14,447)	$17,097

The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description			Average Number of Contracts*
Futures contracts short			(128)
* Averages are based on activity levels during the year ended December 31, 2016.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment advisor to the Fund following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Fund and CRM.
For its services pursuant to the new investment advisory agreement, CRM receives an annual fee, payable monthly, at the rate of 0.35% of the Fund’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided advisory services to the Fund. For its services, CIM received an annual fee at the same rate as the Fund’s investment advisory agreement with CRM. For the year ended December 31, 2016, the investment advisory fee amounted to $533,698 or 0.35% of the Fund’s average daily net assets, of which $1,406 was paid to CRM and $532,292 was paid to CIM.
CRM (CIM for the period January 1, 2016 through December 30, 2016) has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.80%, 1.55%, 0.45% and 0.55% for Class A, C, I and Y, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. For the year ended December 31, 2016, CRM waived or reimbursed expenses of $487 and CIM waived or reimbursed expenses of $203,903.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Fund at an annual rate of 0.12% (0.10% prior to May 1, 2016) of the Fund's average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% of the Fund’s average daily net assets for the period May 1, 2016 to December 30, 2016. For the year ended December 31, 2016, CRM was paid administrative fees of $482, of which $80 were waived, and CIAS was paid administrative fees of $172,765, of which $20,682 were waived.
As of December 31, 2016, the Fund has in effect a new distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board of Trustees and shareholders of the Fund. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum, of its average daily net assets attributable to such class, for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act, which permits the Fund to pay EVD for certain expenses associated with the distribution and servicing of its Class C shares not to exceed 1.00% of the Fund’s average daily net assets with respect to such class. Prior to December 31, 2016, the Fund had in effect a distribution plan for Class A shares and Class C shares which permitted the Fund to pay certain expenses associated with the distribution and servicing of its Class A shares not to exceed 0.35% and Class C shares not to exceed 1.00% of the Fund’s average daily net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Fund’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended December 31, 2016 amounted to $363,299 or 0.25% of Class A’s average daily net assets, of which $933 was paid to EVD and $362,366 was paid to CID, and $9,545 or 1.00% of Class C’s average daily net assets, of which $25 was paid to EVD and $9,520 was paid to CID.
Effective December 31, 2016, EVM acts as the Fund’s shareholder servicing agent. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Fund and received a fee at the same rate as is paid to EVM. For the year ended December 31, 2016, shareholder servicing fees amounted to $18,282 of which $51 was paid to EVM and $18,231 was paid to CIS.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual fee of $52,000. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Trustee of the Fund who was not an employee of CIM or its affiliates received a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs received an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively.

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NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $52,738,900 and $34,544,214, respectively.
The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. For the year ended December 31, 2016, such purchase transactions were $29,920,000 and sales transactions were $41,940,000.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

Capital Loss Carryforwards
EXPIRATION DATE
2018	($6,629,505)
NO EXPIRATION DATE
Short-term	(385,527)
Long-term	(32,694,086)
The tax character of dividends and distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Exempt income	$3,993,761	$3,689,776
Ordinary income	$5,362	$6,304
Total	$3,999,123	$3,696,080
As of December 31, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost of investments were as follows:

Unrealized appreciation	$5,638,348
Unrealized (depreciation)	(2,155,251)
Net unrealized appreciation (depreciation)	$3,483,097

Undistributed tax-exempt income	$44,206
Capital loss carryforwards	($39,709,118)
Other temporary differences	($5,316)

Federal income tax cost of investments	$141,733,193
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to market discount, Section 1256 futures contracts and deferred Trustees’ fees.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to market discounts and expired capital loss carryforwards.

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Undistributed net investment income	($8,956)
Accumulated net realized gain (loss)	574,034
Paid-in capital	(565,078)
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Bank and Trust Company (SSB). Under the agreement, which expires on August 8, 2017, SSB provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2016.
For the year ended December 31, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$9,775	1.78%	$815,134	September 2016
NOTE E — OTHER MATTERS
On October 18, 2016, CIM announced that it had determined that certain fees paid to third-party financial intermediaries were incorrectly allocated for payment by, and paid by, the Calvert Funds. Specifically, for periods prior to January 1, 2015, the Calvert Funds paid fees under certain intermediary agreements that were primarily for distribution-related services and therefore should have been paid by CIM out of CIM’s own assets or by the Calvert Funds under a Rule 12b-1 plan. The matter was self-reported to the SEC in 2016. CIM is in the process of determining the economic impact of misallocated fees on the affected Calvert Funds, including the Fund, and their shareholders, and intends to develop a plan to reimburse shareholders following that determination.
NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2016, the Fund considers 99.9% of the dividends paid during the year as exempt interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

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CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning	$16.03	$16.00	$15.33	$16.54	$15.86
Income from investment operations:
Net investment income	0.42	0.42	0.44	0.66	0.50
Net realized and unrealized gain (loss)	(0.48)	0.03	0.71	(1.34)	0.67
Total from investment operations	(0.06)	0.45	1.15	(0.68)	1.17
Distributions from:
Net investment income	(0.42)	(0.42)	(0.48)	(0.53)	(0.49)
Total distributions	(0.42)	(0.42)	(0.48)	(0.53)	(0.49)
Total increase (decrease) in net asset value	(0.48)	0.03	0.67	(1.21)	0.68
Net asset value, ending	$15.55	$16.03	$16.00	$15.33	$16.54
Total return (b)	(0.42%)	2.87%	7.54%	(4.17%)	7.45%
Ratios to average net assets: (c)
Net investment income	2.62%	2.65%	2.76%	4.12%	3.09%
Total expenses	0.92%	0.94%	0.91%	0.93%	0.90%
Net expenses	0.80%	0.88%	0.91%	0.93%	0.90%
Portfolio turnover	24%	41%	79%	32%	35%
Net assets, ending (in thousands)	$131,474	$140,246	$141,251	$138,606	$173,179

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	December 31, 2016 (a)	December 31, 2015 (a)(b)
Net asset value, beginning	$16.05	$15.72
Income from investment operations:
Net investment income	0.30	0.14
Net realized and unrealized gain (loss)	(0.49)	0.33
Total from investment operations	(0.19)	0.47
Distributions from:
Net investment income	(0.31)	(0.14)
Total distributions	(0.31)	(0.14)
Total increase (decrease) in net asset value	(0.50)	0.33
Net asset value, ending	$15.55	$16.05
Total return (c)	(1.25%)	3.03%
Ratios to average net assets: (d)
Net investment income	1.86%	1.94%(e)
Total expenses	3.08%	26.80%(e)
Net expenses	1.55%	1.55%(e)
Portfolio turnover	24%	41%
Net assets, ending (in thousands)	$912	$281

(a) Net investment income per share is calculated using the Average Shares Method.
(b) From July 15, 2015 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

26 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT

CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2016 (a)	December 31, 2015 (a)(b)
Net asset value, beginning	$16.06	$15.72
Income from investment operations:
Net investment income	0.48	0.22
Net realized and unrealized gain (loss)	(0.49)	0.34
Total from investment operations	(0.01)	0.56
Distributions from:
Net investment income	(0.48)	(0.220)
Total distributions	(0.48)	(0.220)
Total increase (decrease) in net asset value	(0.49)	0.34
Net asset value, ending	$15.57	$16.06
Total return (c)	(0.13%)	3.55%
Ratios to average net assets: (d)
Net investment income	2.99%	3.01%(e)
Total expenses	1.10%	4.51%(e)
Net expenses	0.45%	0.45%(e)
Portfolio turnover	24%	41%
Net assets, ending (in thousands)	$9,434	$1,035

(a) Net investment income per share is calculated using the Average Shares Method.
(b) From July 15, 2015 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

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CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	December 31, 2016 (a)	December 31, 2015 (a)(b)
Net asset value, beginning	$16.05	$15.72
Income from investment operations:
Net investment income	0.46	0.22
Net realized and unrealized gain (loss)	(0.48)	0.32
Total from investment operations	(0.02)	0.54
Distributions from:
Net investment income	(0.46)	(0.21)
Total distributions	(0.46)	(0.21)
Total increase (decrease) in net asset value	(0.48)	0.33
Net asset value, ending	$15.57	$16.05
Total return (c)	(0.17%)	3.45%
Ratios to average net assets: (d)
Net investment income	2.88%	2.97%(e)
Total expenses	1.07%	5.32%(e)
Net expenses	0.55%	0.55%(e)
Portfolio turnover	24%	41%
Net assets, ending (in thousands)	$5,156	$1,415

(a) Net investment income per share is calculated using the Average Shares Method.
(b) From July 15, 2015 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

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SPECIAL MEETING OF SHAREHOLDERS
The Special Meeting of Shareholders of Calvert Tax-Free Responsible Impact Bond Fund (the “Fund”), a series of Calvert Management Series was held on December 16, 2016 and adjourned until December 23, 2016.
Shareholders of the Fund voted on the following proposals*:

1.	Approval of a new investment advisory agreement with Calvert Research and Management

For	Against	Abstain
4,665,922	88,867	488,616

2.	Reaffirmation and approval of the Fund’s ability to invest in notes issued by Calvert Social Investment Foundation

For	Against	Abstain
4,519,621	377,934	345,851

3.	Approval of the Fund’s reliance on a potential future exemptive order that may be granted by the U.S. Securities and Exchange Commission

For	Against	Abstain
4,509,994	354,840	378,571
Shareholders of Class A shares of the Fund voted on the following proposal*:

1.	Approval of Master Distribution Plan for Class A Shares

For	Against	Abstain
4,301,017	90,841	498,943
Shareholders of Calvert Management Series voted on the following proposals*:

1.	To elect Trustees of Calvert Management Series:

Nominee	For	Withheld
Richard L. Baird, Jr.	10,786,394	458,298
Alice Gresham Bullock	10,803,404	441,288
Cari Dominguez	10,772,879	471,812
Miles D. Harper III	10,820,395	424,297
John G. Guffey, Jr.	10,791,535	453,156
Joy V. Jones	10,755,941	488,751
Anthony A. Williams	10,313,210	931,482
John H. Streur	10,851,288	393,404

2.	Approval of Amendment to Calvert Management Series’ Declaration of Trust

For	Withheld	Abstain
8,450,736	564,605	485,233
*Excludes fractional shares.

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PROXY VOTING
The Proxy Voting Guidelines that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
At a meeting held on October 14, 2016, the Board of Trustees of Calvert Management Series, (“CMS”), and by a separate vote, the Trustees who are not “interested persons” of CMS (the “Independent Trustees”), approved a new Investment Advisory Agreement between CMS and Eaton Vance Investment Advisors (renamed Calvert Research and Management) (“CRM” or the “Adviser”) with respect to the Calvert Tax-Free Responsible Impact Bond Fund (the “Fund”). The Board was advised that, subject to shareholder approval and certain other conditions, the new Investment Advisory Agreement would take effect upon the acquisition of substantially all of the business assets of Calvert Investment Management, Inc. (“CIM”) by Eaton Vance Corporation (“Eaton Vance”) (the “Transaction”).
In connection with the proposed Transaction, the Independent Trustees, assisted by their independent legal counsel, requested extensive information from CIM and Eaton Vance regarding the proposed Transaction and its potential implications for the Calvert Funds. The Independent Trustees reviewed and discussed this information and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and the new Investment Advisory Agreement.
The Independent Trustees met separately on multiple occasions to discuss the Transaction and the proposed change in investment adviser. The interested Trustees participated in portions of these meetings to provide the perspective of the Calvert organization, but did not otherwise participate in the deliberations of the Independent Trustees regarding the possible change in investment adviser.
In the course of their deliberations regarding the new Investment Advisory Agreement, the Trustees considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM and its affiliates, including the personnel who would be providing such services; Eaton Vance’s financial condition; the proposed advisory fees; comparative fee and expense information for the Calvert Funds and for comparable funds managed by Eaton Vance or its affiliates; the anticipated profitability of the Calvert Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by CRM and its affiliates from their relationship with the Calvert Funds; the effect of each Calvert Fund’s projected growth and size on each Calvert Fund’s performance and expenses; and CRM’s compliance program.
In considering the nature, extent, and quality of the services to be provided to the Fund by CRM under the new Investment Advisory Agreement, the Trustees took into account information provided by Eaton Vance or its affiliates relating to its operations and personnel, including, among other information, biographical information on its investment, supervisory, and professional staff and descriptions of its organizational and management structure. The Trustees considered the new investment strategies to be used in managing certain Calvert Funds and the performance of other funds managed by the investment teams at Eaton Vance or its affiliates that would be managing certain Calvert Funds. The Trustees also took into account CRM’s and Eaton Vance’s proposed staffing and overall resources, and noted that the staff of CRM was expected to include certain current employees of CIM as well as certain employees of affiliates of Eaton Vance under a “dual-hat” arrangement. CRM’s administrative capabilities were also considered. The Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by CRM under the new Investment Advisory Agreement.
In considering the management style and investment strategies that CRM proposed to use in managing the Calvert Funds, including the Fund, the Trustees took into consideration the performance of funds currently managed by CIM and affiliates of Eaton Vance, as applicable. The Trustees also noted that for certain Calvert Funds, including the Fund, CRM proposed to combine the investment capabilities of affiliates of Eaton Vance with CRM’s sustainable research capabilities. Based upon their review, the

30 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT (UNAUDITED)

Trustees concluded that CRM is qualified to manage the Fund’s assets in accordance with its investment objective and strategies and that the proposed investment strategies were appropriate for pursuing the Fund’s investment objective.
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the new Investment Advisory Agreement, including, comparisons of the Fund’s returns with those of its benchmark and the average of its Lipper category for the one-, three- and five-year periods ended July 31, 2016.
In considering the Fund’s proposed fees and estimated expenses, the Trustees considered certain comparative fee and expense data provided by Eaton Vance or its affiliates. The Trustees also took into account that there were no increases in the advisory fees being proposed and that for certain Calvert Funds, CRM had proposed a reduction in advisory fees. The Trustees further noted that CRM had agreed to maintain current fee waivers/expense reimbursements, if any, for certain Calvert Funds, and increase the fee waivers/expense reimbursements for other Calvert Funds. Based upon their review the Trustees concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Fund from CRM.
In reviewing the anticipated profitability of the Fund to CRM and its affiliates, the Trustees considered the fact that affiliates of CRM would be providing shareholder servicing, administrative and distribution services to the Fund for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Fund. The Board also considered that CRM would likely derive benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Fund was reasonable.
The Trustees considered the effect of each Calvert Fund’s current size and potential growth on its performance and expenses. The Trustees took into account management’s discussion of the Calvert Funds’ proposed advisory fees. The Trustees noted that the advisory fee schedule for certain Calvert Funds will contain breakpoints that will reduce the respective advisory fee rate on assets above specified levels as the applicable Calvert Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Calvert Funds that did not currently have such breakpoints in their advisory fee schedule. The Trustees determined that adding breakpoints at specified levels to the advisory fee schedules of the Calvert Funds that did not currently have breakpoints, such as the Fund, would not be appropriate at this time. The Trustees noted that if the Fund’s assets increased over time, the Fund might realize economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the new Investment Advisory Agreement, the Trustees also considered the following matters:
(i) their belief that the Transaction will benefit the Calvert Funds, including the Fund;
(ii) CRM’s intention to continue to manage the Fund in a manner materially consistent with the Fund’s existing investment objective and principal investment strategies, which includes continuing to manage the Fund pursuant to responsible investment criteria as described in the prospectus;
(iii) the financial condition and reputation of Eaton Vance and its affiliates, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Calvert Funds, including the Fund, strong distribution and client service capabilities, and relationships in the asset management industry;
(iv) the intention expressed by representatives of Eaton Vance to retain certain of the existing members of the Calvert management team and other key professionals, including members of the Calvert Sustainability Research Department, in order to better continue principles-based investment research following the closing of the Transaction;
(v) Eaton Vance’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel; and
(vi) that the current senior management team at Calvert has indicated its strong support of the Transaction.
In approving the new Investment Advisory Agreement with CRM, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
The Trustees reached the following conclusions regarding the new Investment Advisory Agreement, among others: (a) CRM has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) CRM is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies; (c) CRM’s investment strategies are appropriate for pursuing the Fund’s investment objective; and (d) the advisory fees are reasonable in view of the quality of the services to be received by the Fund from CRM. Based on the foregoing considerations, the Trustees, including the Independent Trustees, approved the new Investment Advisory Agreement, subject to the approval of the Fund’s shareholders.

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TRUSTEE AND OFFICER INFORMATION TABLE
Fund Management. The Trustees of Calvert Management Series (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
Richard L. Baird, Jr. 1948	Trustee	1980	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	37	None
Alice Gresham Bullock (1) 1950	Chair and Trustee	2016	Professor at Howard University School of Law (retired June 2016). She is a former Dean of Howard University School of Law (1996 – 2002) and a former Deputy Director of the Association of American Law Schools (1992-1994).	37	None
Cari Dominguez (1) 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	37	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
John G. Guffey, Jr. 1948	Trustee	1980	President of Aurora Press Inc. (privately held publisher of trade paperbacks) (since January 1997).	37	Calvert Social Investment Foundation Calvert Ventures, LLC Ariel Funds (3) (asset management) (through December 31, 2011)
Miles D. Harper III (1) 1962	Trustee	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014; Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 – September 2014.	37	Bridgeway Funds (14) (asset management)
Joy V. Jones (1) 1950	Trustee	2016	Attorney.	37	Conduit Street Restaurants SUD 2 Limited Palm Management Corporation

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Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
Anthony A. Williams 1951	Trustee	2010	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of the Global Government Practice at the Corporate Executive Board (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).	37
Freddie Mac
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
Weston Solutions, Inc. (environmental services)
Bipartisan Debt Reduction Task Force
Chesapeake Bay Foundation
Catholic University of America
Urban Institute (research organization)

INTERESTED TRUSTEES
John H. Streur* 1960	Trustee and President	2015
President and Chief Executive Officer of CRM (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
Portfolio 21 Investments, Inc. (asset management) (through October 2014)
Managers Investment Group LLC (asset management) (through January 2012)
The Managers Funds (asset management) (through January 2012)
Managers AMG Funds (asset management) (through January 2012)
Calvert Social Investment Foundation

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Last Five Years
OFFICERS
Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (2) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

James F. Kirchner (2) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

* Mr. Streur is an interested person of the Fund because of his positions with the Fund’s Adviser and certain affiliates.
(1) Mmes. Bullock, Dominguez and Jones and Mr. Harper began serving as Trustees of the Trust effective December 23, 2016.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT (UNAUDITED) 33

CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND	CALVERT’S FAMILY OF FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS
330 West 9th Street
Kansas City, MO 64105-1514
Web Site
calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24173 12.31.16

Calvert Unconstrained Bond Fund

Annual Report December 31, 2016 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE OF CONTENTS

1	President’s Letter
3	Portfolio Management Discussion
6	Understanding Your Fund’s Expenses
7	Report of Independent Registered Public Accounting Firm
8	Schedule of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
18	Statements of Changes in Net Assets
20	Notes to Financial Statements
26	Financial Highlights
30	Special Meeting of Shareholders
31	Proxy Voting
31	Availability of Quarterly Portfolio Holdings
31	Board Approval of Investment Advisory Agreement
33	Trustee and Officer Information Table

John H. Streur President and Chief Executive Officer, Calvert Research and Management
Change is here. President Trump has already initiated several actions designed to spur U.S. economic growth and prosperity. Through reduced corporate regulation, potential change to tax laws and increased infrastructure spending, President Trump hopes to create a pro-corporate environment that will stimulate economic activity and foster job and wage growth. Although executive orders do not always result in legislation, the policies of the new administration are sure to have a profound impact on the near term regulatory, economic and environmental landscapes. These developments have also amplified the importance of socially responsible investing to the capital markets and its ability to influence the role of corporations in society.
The new President’s de-regulation policies are, at this writing, specific to reducing environmental and financial regulation, affecting primarily those market participants in the energy, manufacturing and financial sectors. However, President Trump has also vowed to eliminate “wasteful and unnecessary” regulation of any type, which could result in wholesale changes to the regulatory framework for many industries. Unfortunately, many of the regulations targeted for review serve as real protection for the environment, or investor/worker protection and their elimination could result in social or environmental compromise. Tax cuts in the corporate sector, designed to encourage capital investment and the repatriation of revenues and jobs, do not always translate into increases in productivity. Corporations will need to be incentivized to re-invest their tax savings into their infrastructure (including information technology) and personnel (i.e. training) to ensure that the workplace gains anticipated materialize. Infrastructure spending designed to create social benefit, (through better roads and bridges) and increase employment should be monitored to ensure that all areas are enriched equitably and that environmental resources are not irresponsibly compromised.
During this period of change in U.S. Government regulation it will be imperative to be able to thoroughly evaluate companies and other issuers to discern those that develop and/or maintain superior sustainability policies and procedures and their leadership from those that lag behind. Reliable information is crucial in ensuring that investors are able to effectively evaluate and assess corporate behaviors surrounding governance, environmental and social issues, and now, especially during a period of governmental policy shifts, a timely evaluation of individual corporate response and action will be imperative. As the Socially Responsible Investing (SRI) space grows and matures, providers of environmental, social and governance (“ESG”) data are entering the market with new metrics, criteria and ideas. Information from other organizations (e.g., non-governmental organizations or NGOs) is also important, as they often have pockets of information that are not widely distributed or commonly used by other investment firms, but impact a corporation’s overall sustainability profile. This information is particularly valuable as the data available from corporations and other issuers (excluding financial) is often opaque and the perspectives of NGOs and smaller organizations with specific niche knowledge is valuable in deciphering issuer by issuer comparisons (especially pertinent during these times of change).
It is important for investors to maintain pace with the evolving quality and availability of ESG data as well as the impact of policy/legislative actions on the behavior of our corporations in order to properly gauge risk as well as overall corporate valuation. It is this disclosure and transparency, along with responsible investor’s analysis that we all rely upon to safeguard the capital markets and our society. NGO’s are already significantly engaged in information dissemination and are likely to be an even more valuable resource for our corporate evaluations in the near term. Calvert’s investment research is rooted in available ESG data and we will continue to evolve our research as data becomes available that is important to evaluating companies and other issuers across critical environmental, social and governance areas.
Calvert’s corporate engagement activities are a key component to Calvert’s mission and your shareholder experience. Calvert investors take part in influencing a company’s sustainability and ESG policies through our proxy voting, direct engagement and filing of shareholder resolutions. In voting Fund proxies, we follow guidelines that align with the Calvert Principles for Responsible Investing and Calvert files resolutions for activities congruent with those Principles. We will directly engage with

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED) 1

companies to influence their operating procedures to make the world a better place for all. We are, after all, one people, one planet, with one mission- to sustain the place we live for the benefit of generations to come while improving for all of us here today.

Sincerely,
John H. Streur
President and Chief Executive Officer, Calvert Research and Management

2 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

PORTFOLIO MANAGEMENT DISCUSSION
Market Review
Returns in the U.S. fixed income market were largely positive for the year. The year started with risk assets (investments that typically have a significant degree of price volatility) experiencing heightened volatility through their correlation with commodity and currency markets. Credit spreads in the bond market reached post-crisis highs in many sectors as oil prices reached new lows and as uncertainty around the Chinese economy continued to dampen investor risk sentiment.
After selling off in the first quarter, risk assets rebounded as global macroeconomic data improved and central bank policy was perceived to be more accommodative. The Fed adopted a more dovish stance which stabilized markets that had been unsettled by the rate hike in December 2015. While global central banks broadly held to easing policies, mid-year commentary from policymakers suggested their recognition of the limits of monetary policy’s ability to further stimulate economic growth.
During the year, financial markets digested a few surprises - the U.K.’s vote to exit the European Union, Bank of Japan's significant change in policy, shifting its focus toward targeting the yield on 10-year Japanese government debt, and the results of the U.S. presidential election. These events led to continued volatility in both government bonds yield and risk asset valuations.
The 10-year U.S. Treasury note yield ended the year 18 basis points higher at 2.45% after touching a low of 1.36% in July following the U.K.’s Brexit vote. Most of the rise in interest rates was experienced in the fourth quarter as elevated expectations for growth and inflation following the U.S. presidential election produced a global sell-off. The 10-year U.S. Treasury note yield rose from 1.60% on September 30, 2016 to 2.45% as of December 31, 2016, driving down returns, particularly in sectors with duration risk.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index posted a 493 basis points of excess return over U.S. Treasurys for the year. The high yield market had one of its strongest years posting a 17% total return as measured by the BofA Merrill Lynch U.S. High Yield Index. Overall lower quality bonds outperformed high quality bonds.
Fund Performance Relative to the Benchmark
Calvert Unconstrained Bond Fund (Class A shares at NAV) returned 6.24% for the 12 months ending December 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index, which returned 0.26%.

Allocations to high yield corporates and securitized assets (ABS, MBS, CMBS) were the primary driver of outperformance for the year relative to the Index. The Fund maintained low average interest rate duration throughout the year as we believed that the volatility associated with the low absolute return potential in a higher average duration asset was not attractive.
The Fund seeks to provide a positive absolute return over a full market cycle and is managed as a “best ideas” fund. Allocation to high yield corporates and securitized assets contributed to Fund performance versus the benchmark. In addition, the Fund benefited as credit sensitive sectors in fixed income posted a strong recovery from anemic absolute returns in 2015. In high yield, the Fund maintained an active but conservative position, avoiding the lower end of the quality spectrum and distressed situations.
The Fund did maintain a small allocation to the investment grade corporate sector, but that was mainly concentrated in shorter-maturity credits as the duration sensitivity of longer maturity high quality corporates did not make them a compelling investment for an absolute return strategy.
Calvert Research and Management (“CRM”) became the investment adviser to the Fund on December 31, 2016 following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (“CIM”) and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between the Fund and CRM.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED) 3

CALVERT UNCONSTRAINED BOND FUND
DECEMBER 31, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Asset-Backed Securities	38.0%
Collateralized Mortgage-Backed Obligations	12.3%
Commercial Mortgage-Backed Securities	9.8%
Corporate Bonds	24.7%
Floating Rate Loans	2.2%
U.S. Treasury Obligations	6.9%
Short-Term Investments	6.1%
Total	100.0%

CALVERT UNCONSTRAINED BOND FUND
DECEMBER 31, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 12/31/16	12 MONTHS ENDED 12/31/16
Class A	3.08%	6.24%
Class C	2.72%	5.46%
Class I	3.33%	6.73%
Class Y	3.23%	6.51%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	0.14%	0.26%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge for Class A or any applicable deferred sales charge.

	30 DAYS ENDED
	12/31/16
SEC YIELD	Subsidized	Unsubsidized
Class A	2.92%	2.71%
Class C	2.29%	0.77%
Class I	3.47%	3.38%
Class Y	3.34%	3.12%

4 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with a broad-based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different. It is not possible to invest in an index.

CALVERT UNCONSTRAINED BOND FUND
DECEMBER 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	Since Inception (9/30/2014)
Class A (with max. load)	CUBAX	2.23%	1.70%
Class C (with max. load)	CUBCX	4.46%	2.66%
Class I	CUBIX	6.73%	3.87%
Class Y	CUBYX	6.51%	3.65%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index		0.26%	0.13%

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. Visit www.calvert.com to obtain performance data current to the most recent month-end. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The gross expense ratios from the current prospectus for Class A, C, I and Y shares are 1.48%, 4.27%, 1.15%, and 1.40%, respectively. These numbers may differ from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED) 5

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the Fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Actual Expenses
The first line for each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The Fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $2,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line for each class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16 - 12/31/16
Class A
Actual	1.13%	$1,000.00	$1,030.80	$5.77
Hypothetical (5% return per year before expenses)	1.13%	$1,000.00	$1,019.46	$5.74
Class C
Actual	1.85%	$1,000.00	$1,027.20	$9.43
Hypothetical (5% return per year before expenses)	1.85%	$1,000.00	$1,015.84	$9.37
Class I
Actual	0.66%	$1,000.00	$1,033.30	$3.37
Hypothetical (5% return per year before expenses)	0.66%	$1,000.00	$1,021.82	$3.35
Class Y
Actual	0.85%	$1,000.00	$1,032.30	$4.34
Hypothetical (5% return per year before expenses)	0.85%	$1,000.00	$1,020.86	$4.32

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

6 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of Calvert Management Series and Shareholders of Calvert Unconstrained Bond Fund:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert Unconstrained Bond Fund (the “Fund”), a series of Calvert Management Series, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Unconstrained Bond Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 22, 2017

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CALVERT UNCONSTRAINED BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 37.7%

Automobile - 1.0%
Capital Automotive REIT, Series 2014-1A, Class A, 3.66%, 10/15/44 (a)	100,000	97,163
Skopos Auto Receivables Trust:
Series 2015-2A, Class A, 3.55%, 2/15/20 (a)	197,147	197,694
Series 2015-1A, Class A, 3.10%, 12/15/23 (a)	130,486	130,010
Series 2015-1A, Class B, 5.43%, 12/15/23 (a)	400,000	401,401
		826,268

Other - 36.5%
American Homes 4 Rent, Series 2014-SFR1:
Class D, 2.836%, 6/17/31 (a)(b)	150,000	150,261
Class F, 3.986%, 6/17/31 (a)(b)	250,000	246,189
Apidos CLO XX, Series 2015-20A, Class C, 4.58%, 1/16/27 (a)(b)	400,000	394,856
Apidos CLO XXI, Series 2015-21A, Class D, 6.432%, 7/18/27 (a)(b)	300,000	278,221
AVANT Loans Funding Trust, Class A:
Series 2016-A, 4.11%, 5/15/19 (a)	306,369	306,733
Series 2016-B, 3.92%, 8/15/19 (a)	468,365	470,108
Series 2016-C, 2.96%, 9/16/19 (a)	618,077	618,692
Blue Elephant Loan Trust, Series 2015-1, Class A, 3.12%, 12/15/22 (a)	29,101	29,103
CAM Mortgage LLC, Series 2015-1:
Class A, 3.50%, 7/15/64 (a)(b)	4,756	4,756
Class M, 4.75%, 7/15/64 (a)(b)	1,200,000	1,188,107
Citi Held For Asset Issuance:
Series 2015-PM2, Class B, 4.00%, 3/15/22 (a)	1,000,000	1,000,296
Series 2015-PM3, Class B, 4.31%, 5/16/22 (a)	1,000,000	1,002,769
Series 2016-MF1, Class A, 4.48%, 8/15/22 (a)	955,557	967,029
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 4.474%, 3/20/43 (a)	1,226,875	1,211,617
Colony Starwood Homes Trust, Series 2016-1A:
Class C, 3.386%, 7/17/33 (a)(b)	1,000,000	1,019,339
Class D, 3.836%, 7/17/33 (a)(b)	960,000	975,010
Conn Funding II LP:
Series 2015-A, Class B, 8.50%, 9/15/20 (a)	900,000	906,825
Series 2016-A, Class A, 4.68%, 4/16/18 (a)	319,666	320,361
Series 2016-A, Class B, 8.96%, 8/15/18 (a)	350,000	353,910
Series 2016-B, Class A, 3.73%, 10/15/18 (a)	1,517,039	1,520,785
Series 2016-B, Class B, 7.34%, 3/15/19 (a)	200,000	201,087

8 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Consumer Credit Origination Loan Trust, Series 2015-1:
Class A, 2.82%, 3/15/21 (a)	88,993	89,049
Class B, 5.21%, 3/15/21 (a)	300,000	300,599
Diamond Resorts Owner Trust, Series 2013-1, Class A, 1.95%, 1/20/25 (a)	23,829	23,628
Driven Brands Funding LLC, Class A2:
Series 2015-1A, 5.216%, 7/20/45 (a)	297,000	282,167
Series 2016-1A, 6.125%, 7/20/46 (a)	897,750	904,952
Dryden 40 Senior Loan Fund, Series 2015-40A, Class D, 4.606%, 8/15/28 (a)(b)	250,000	246,562
GCAT LLC, Series 2015-1:
Class A1, 3.625%, 5/26/20 (a)(b)	1,547,236	1,549,296
Class A2, 4.75%, 5/26/20 (a)(b)	149,683	142,947
GLC II Trust, Series 2014-A, Class A, 4.00%, 12/18/20 (a)	46,740	45,866
GLC Trust, Series 2014-A, Class A, 3.00%, 7/15/21 (a)	128,503	127,866
GMAT Trust, Series 2015-1A, Class A1, 4.25%, 9/25/20 (a)(b)	292,454	292,713
InSite Issuer LLC, Series 2016-1A, Class C, 6.414%, 11/15/46 (a)	200,000	199,734
Invitation Homes Trust:
Series 2013-SFR1, Class C, 2.605%, 12/17/30 (a)(b)	200,000	200,003
Series 2013-SFR1, Class E, 3.405%, 12/17/30 (a)(b)	100,000	99,576
Series 2014-SFR3, Class D, 3.736%, 12/17/31 (a)(b)	1,000,000	999,997
Series 2015-SFR1, Class D, 3.736%, 3/17/32 (a)(b)	480,000	484,021
Series 2015-SFR2, Class E, 3.83%, 6/17/32 (a)(b)	100,000	99,676
Series 2015-SFR2, Class F, 4.38%, 6/17/32 (a)(b)	350,000	347,196
Madison Park Funding XVII Ltd., Series 2015-17A, Class D, 4.331%, 7/21/27 (a)(b)	150,000	145,081
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)	702,051	702,086
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)	1,000,000	1,004,035
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)	734,865	735,168
OSAT Trust, Series 2016-NPL1, Class A1, 3.75%, 7/25/56 (a)(b)	1,184,723	1,186,297
PennyMac LLC, Series 2015-NPL1, Class A1, 4.00%, 3/25/55 (a)(b)	513,402	516,390
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (a)	61,142	60,821
RMAT LLC, Class A1:
Series 2015-1, 4.09%, 7/27/20 (a)(b)	192,922	193,272
Series 2015-NPL1, 3.75%, 5/25/55 (a)(b)	175,516	172,888
Selene Non-Performing Loans LLC, Series 2014-1A, Class A, 2.981%, 5/25/54 (a)(b)	40,057	40,017
Sierra Timeshare Receivables Funding LLC, Class B:
Series 2013-1A, 2.39%, 11/20/29 (a)	11,819	11,804
Series 2014-1A, 2.42%, 3/20/30 (a)	71,151	70,846
Series 2014-2A, 2.40%, 6/20/31 (a)	543,934	543,800
Series 2014-3A, 2.80%, 10/20/31 (a)	131,666	132,142
Series 2015-3A, 3.08%, 9/20/32 (a)	380,471	382,800
SolarCity LMC:
Series 2014-1, Class A, 4.59%, 4/20/44 (a)	346,254	326,491
Series 2014-2, Class B, 5.44%, 7/20/44 (a)	286,119	263,304

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Vericrest Opportunity Loan Trust, Series 2015-NPL3, Class A1, 3.375%, 10/25/58 (a)(b)	229,299	228,977
VML LLC, Series 2014-NPL1, Class A1, 3.875%, 4/27/54 (a)(b)	85,148	84,937
VOLT XIX LLC, Series 2014-NP11, Class A1, 3.875%, 4/25/55 (a)(b)	22,542	22,635
VOLT XXV LLC, Series 2015 NPL8, Class A1, 3.50%, 6/26/45 (a)(b)	1,021,025	1,022,957
VOLT XXVII LLC, Series 2014-NPL7:
Class A1, 3.375%, 8/27/57 (a)(b)	336,556	336,706
Class A2, 4.75%, 8/27/57 (a)(b)	198,337	195,188
VOLT XXX LLC, Series 2015-NPL1, Class A1, 3.625%, 10/25/57 (a)(b)	662,552	662,613
VOLT XXXVIII LLC, Series 2015-NP12, Class A1, 3.875%, 9/25/45 (a)(b)	133,005	133,387
Wendys Funding LLC, Series 2015-1A:
Class A2I, 3.371%, 6/15/45 (a)	1,145,500	1,143,754
Class A2II, 4.08%, 6/15/45 (a)	345,625	341,470
		30,261,768

Student Loan - 0.2%
Commonbond Student Loan Trust, Series 2015-A, Class A, 3.20%, 6/25/32 (a)	53,377	53,350
Navient Student Loan Trust, Series 2015-1, Class B, 2.256%, 7/25/52 (b)	100,000	82,240
SLM Private Credit Student Loan Trust, Series 2005-B, Class B, 1.363%, 6/15/39 (b)	83,802	75,151
		210,741

Total Asset-Backed Securities (Cost $31,159,562)		31,298,777

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 12.3%
Bellemeade Re Ltd., Series 2015-1A:
Class M2, 5.056%, 7/25/25 (a)(b)	1,080,000	1,089,072
Class B1, 7.056%, 7/25/25 (a)(b)	300,000	306,660
Fannie Mae Connecticut Avenue Securities:
Series 2016-C05, Class 2M1, 2.106%, 1/25/29 (b)	320,729	321,454
Series 2016-C04, Class 1M1, 2.206%, 1/25/29 (b)	2,074,257	2,087,455
Series 2016-C04, Class 1M2, 5.006%, 1/25/29 (b)	525,000	544,336
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2015-HQ2, Class M3, 4.006%, 5/25/25 (b)	1,000,000	1,034,032
Series 2015-HQ2, Class B, 8.706%, 5/25/25 (b)	594,829	637,706
Series 2015-DNA2, Class B, 8.306%, 12/25/27 (b)	99,941	105,367
Series 2015-HQA2, Class M2, 3.556%, 5/25/28 (b)	1,750,000	1,796,229
Series 2015-HQA2, Class B, 11.256%, 5/25/28 (b)	648,246	742,191
Wedgewood Real Estate Trust, Series 2016-1, Class A2, 5.00%, 7/15/46 (a)(b)	1,500,000	1,495,505

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $9,828,854)		10,160,007

10 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.7%
Bear Stearns Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, 3.604%, 5/15/32 (a)(b)	400,000	398,894
BLCP Hotel Trust, Series 2014-CLRN:
Class D, 3.204%, 8/15/29 (a)(b)	579,000	572,088
Class E, 4.374%, 8/15/29 (a)(b)	150,000	148,870
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class E, 4.104%, 9/15/27 (a)(b)	200,000	195,502
Colony Multifamily Mortgage Trust, Series 2014-1, Class A, 2.543%, 4/20/50 (a)	478,226	475,354
Equity Mortgage Trust, Series 2014-INNS:
Class E, 4.099%, 5/8/31 (a)(b)	600,000	586,742
Class F, 4.549%, 5/8/31 (a)(b)	350,000	332,982
Hilton USA Trust, Series 2013-HLT:
Class DFX, 4.407%, 11/5/30 (a)	4,050	4,033
Class EFX, 4.453%, 11/5/30 (a)(b)	2,000,000	2,002,985
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-INN, Class E, 4.304%, 6/15/29 (a)(b)	985,000	978,270
Motel 6 Trust, Series 2015-MTL6, Class E, 5.279%, 2/5/30 (a)	1,200,000	1,194,139
MSCG Trust, Series 2016-SNR, Class D, 6.55%, 11/15/34 (a)	300,000	302,554
ORES NPL LLC, Series 2014-LV3, Class B, 6.00%, 3/27/24 (a)	183,961	183,961
Rialto Capital Management LLC, Series 2014-LT5, Class A, 2.85%, 5/15/24 (a)	595	594
TRU Trust, Series 2016-TOYS, Class B, 3.454%, 11/15/30 (a)(b)	700,000	702,536

Total Commercial Mortgage-Backed Securities (Cost $8,022,827)		8,079,504

CORPORATE BONDS - 24.6%

Basic Materials - 0.1%
Methanex Corp., 5.65%, 12/1/44	100,000	87,728

Communications - 5.2%
Qwest Corp., 6.50%, 6/1/17	500,000	509,100
Sprint Communications, Inc., 8.375%, 8/15/17	3,315,000	3,439,312
Time Warner Cable LLC, 5.85%, 5/1/17	350,000	354,967
		4,303,379

Consumer, Cyclical - 8.1%
American Airlines Pass-Through Trust:
5.60%, 1/15/22 (a)	1,760,127	1,826,132
5.25%, 7/15/25	169,456	173,692
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	600,000	646,500
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	500,000	492,500
Ford Motor Credit Co. LLC:
1.461%, 3/27/17	300,000	300,048
6.625%, 8/15/17	1,120,000	1,154,084
JC Penney Corp., Inc., 7.95%, 4/1/17	545,000	551,813

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
New Albertsons, Inc., 7.75%, 6/15/26	500,000	495,000
Virgin Australia Trust:
7.125%, 10/23/18 (a)	42,986	43,845
6.00%, 4/23/22 (a)	1,047,089	1,062,565
		6,746,179

Consumer, Non-cyclical - 1.1%
Harland Clarke Holdings Corp., 9.75%, 8/1/18 (a)	180,000	184,050
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (a)	200,000	216,000
Land O'Lakes, Inc., 6.00%, 11/15/22 (a)	500,000	545,000
		945,050

Energy - 0.1%
Williams Partners LP, 3.60%, 3/15/22	100,000	100,529

Financial - 9.2%
Air Lease Corp., 5.625%, 4/1/17	800,000	807,000
Ally Financial, Inc.:
2.75%, 1/30/17	300,000	300,060
6.25%, 12/1/17	785,000	814,437
Bank of America Corp., 6.10%, 3/17/25 floating rate thereafter (b)(c)	1,100,000	1,106,050
CIT Group, Inc., 4.25%, 8/15/17	1,000,000	1,013,750
Citigroup, Inc., 6.25%, 8/15/26 floating rate thereafter (b)(c)	150,000	154,350
Credit Acceptance Corp.:
6.125%, 2/15/21	500,000	505,000
7.375%, 3/15/23	100,000	102,750
Doric Nimrod Air Alpha Ltd. Pass-Through Trust, 6.125%, 11/30/21 (a)	377,788	391,955
iStar, Inc., 4.00%, 11/1/17	925,000	929,625
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 7.375%, 10/1/17	525,000	525,000
OneMain Financial Holdings LLC, 6.75%, 12/15/19 (a)	525,000	547,313
Synchrony Financial, 2.287%, 11/9/17 (b)	420,000	422,750
		7,620,040

Industrial - 0.5%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxembourg, 8.25%, 2/15/21	173,397	179,032
Tutor Perini Corp., 7.625%, 11/1/18	200,000	200,000
		379,032

Technology - 0.3%
NXP BV / NXP Funding LLC, 4.125%, 6/1/21 (a)	200,000	206,500

Total Corporate Bonds (Cost $20,216,565)		20,388,437

12 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (d) - 2.2%

Consumer, Cyclical - 2.2%
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (b)	671,489	676,945
Kraton Polymers LLC, 6.00%, 1/6/22 (b)	500,000	503,889
Varsity Brands, Inc., 5.00%, 12/11/21 (b)	641,319	647,599
		1,828,433

Total Floating Rate Loans (Cost $1,746,019)		1,828,433

U.S. TREASURY OBLIGATIONS - 6.9%
United States Treasury Notes, 2.00%, 11/15/26	5,940,000	5,715,159

Total U.S. Treasury Obligations (Cost $5,730,623)		5,715,159

TIME DEPOSIT - 6.1%
State Street Bank and Trust Eurodollar Time Deposit, 0.293%, 1/3/17	5,058,028	5,058,028

Total Time Deposit (Cost $5,058,028)		5,058,028

TOTAL INVESTMENTS (Cost $81,762,478) - 99.5%		82,528,345
Other assets and liabilities, net - 0.5%		386,954
NET ASSETS - 100.0%		82,915,299

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short:
5 Year U.S. Treasury Notes	(61)	3/17	($7,177,508)	$31,825

See notes to financial statements.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 13

NOTES TO SCHEDULE OF INVESTMENTS
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $47,135,487, which represents 56.8% of the net assets of the Fund as of December 31, 2016.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on December 31, 2016.
(c) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at December 31, 2016. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

Abbreviations:
CLO:	Collateralized Loan Obligations
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
REIT:	Real Estate Investment Trust
See notes to financial statements.

14 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

CALVERT UNCONSTRAINED BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS
Investments in securities, at value (Cost $81,762,478) - see accompanying schedule	$82,528,345
Cash collateral at broker	51,850
Receivable for securities sold	73,147
Receivable for shares sold	86,840
Interest receivable	469,154
Trustees' deferred compensation plan	54,155
Receivable from affiliates	10,461
Total assets	83,273,952

LIABILITIES
Payable for securities purchased	191,134
Payable for shares redeemed	11,040
Payable for futures contracts variation margin	10,008
Payable to affiliates:
Investment advisory fee	23,970
Administrative fees	7,298
Distribution Plan expenses	4,504
Shareholder servicing agent fee	204
Trustees' fees and expenses	2,761
Trustees' deferred compensation plan	54,155
Accrued expenses and other liabilities	53,579
Total liabilities	358,653
NET ASSETS	$82,915,299

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,128,536 shares outstanding	$16,985,570
Class C: 74,598 shares outstanding	1,123,044
Class I: 3,615,759 shares outstanding	53,506,882
Class Y: 688,488 shares outstanding	10,379,774
Undistributed net investment income	24,662
Accumulated net realized gain (loss)	97,675
Net unrealized appreciation (depreciation)	797,692
NET ASSETS	$82,915,299

NET ASSET VALUE PER SHARE
Class A (based on net assets of $17,022,115)	$15.08
Class C (based on net assets of $1,125,809)	$15.09
Class I (based on net assets of $54,388,613)	$15.04
Class Y (based on net assets of $10,378,762)	$15.07

OFFERING PRICE PER SHARE*
Class A (100/96.25 of net asset value per share)	$15.67
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 15

CALVERT UNCONSTRAINED BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016

NET INVESTMENT INCOME
Investment Income:
Interest income	$3,179,927
Dividend income	12,029
Securities lending income	205
Total investment income	3,192,161

Expenses:
Investment advisory fee	253,498
Administrative fees	94,241
Transfer agency fees and expenses:
Class A	18,309
Class C	3,358
Class I	4,699
Class Y	6,744
Distribution Plan expenses:
Class A	33,768
Class C	10,147
Trustees' fees and expenses	11,319
Accounting fees	31,701
Custodian fees	41,296
Professional fees	29,995
Registration fees	59,636
Reports to shareholders	8,012
Miscellaneous	6,348
Total expenses	613,071
Reimbursement from Advisor:
Class A	(5,796)
Class C	(14,429)
Class I	(10,582)
Class Y	(10,385)
Administrative fees waived	(17,883)
Net expenses	553,996
NET INVESTMENT INCOME (LOSS)	2,638,165

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	825,418
Futures	(7,116)
818,302

16 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

CALVERT UNCONSTRAINED BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016 - CONT’D

REALIZED AND UNREALIZED GAIN (LOSS) - CONT’D
Net change in unrealized appreciation (depreciation) on:
Investments	1,290,803
Futures	14,037
1,304,840

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,123,142

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,761,307
See notes to financial statements.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 17

CALVERT UNCONSTRAINED BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
Operations:
Net investment income (loss)	$2,638,165	$612,618
Net realized gain (loss)	818,302	(69,012)
Net change in unrealized appreciation (depreciation)	1,304,840	(442,387)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,761,307	101,219

Distributions to shareholders from:
Net investment income:
Class A shares	(434,727)	(131,782)
Class C shares	(25,418)	(8,552)
Class I shares	(1,956,870)	(383,059)
Class Y shares	(181,504)	(80,678)
Net realized gain:
Class A shares	(138,598)	(7,480)
Class C shares	(8,987)	(496)
Class I shares	(450,086)	(17,995)
Class Y shares	(64,035)	(2,630)
Total distributions	(3,260,225)	(632,672)

Capital share transactions:
Shares sold:
Class A shares	8,850,842	12,931,798
Class C shares	470,857	933,487
Class I shares	20,419,670	29,277,952
Class Y shares	8,605,838	4,599,721
Reinvestment of distributions:
Class A shares	389,685	132,724
Class C shares	31,799	8,949
Class I shares	2,406,768	401,054
Class Y shares	213,858	77,848
Shares redeemed:
Class A shares	(4,943,978)	(701,707)
Class C shares	(299,614)	(27,607)
Class I shares	(8,709,004)	(349,577)
Class Y shares	(2,797,994)	(337,503)
Total capital share transactions	24,638,727	46,947,139

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,139,809	46,415,686
See notes to financial statements.

18 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

CALVERT UNCONSTRAINED BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS - CONT’D

	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
NET ASSETS
Beginning of year	56,775,490	10,359,804
End of year (including undistributed net investment income of $24,662 and $7,241, respectively)	$82,915,299	$56,775,490

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	588,493	861,698
Class C shares	31,597	61,769
Class I shares	1,380,469	1,978,854
Class Y shares	572,563	305,810
Reinvestment of distributions:
Class A shares	26,068	8,888
Class C shares	2,122	598
Class I shares	161,021	26,840
Class Y shares	14,250	5,197
Shares redeemed:
Class A shares	(331,605)	(46,806)
Class C shares	(19,994)	(1,841)
Class I shares	(578,455)	(23,660)
Class Y shares	(187,925)	(22,614)
Total capital share activity	1,658,604	3,154,733
See notes to financial statements.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 19

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Management Series (the “Trust”) was organized as a Massachusetts business trust on October 20, 1980, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates two (2) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert Unconstrained Bond Fund (the “Fund”).
The Fund is diversified and invests primarily in bonds and/or instruments that provide exposure to bonds, including debt securities of any maturity. The operations of each series of the Trust, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund, which commenced operations on September 30, 2014, offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are not available for purchase in an account maintained by the Fund's distributor or without a specified broker-dealer or financial advisor (“Direct Account”). For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1 million. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s distributor to offer Class Y shares to their clients. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses; (b) exchange privileges; and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Fund to the Fund's investment advisor (“Advisor”) and has provided these Procedures to govern the Advisor in its valuation duties.
The Advisor has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:

20 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For asset-backed securities, collateralized mortgage-backed obligations, and commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. For corporate bonds, floating rate loans, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.
For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at December 31, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost-based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund's holdings as of December 31, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$31,298,777	$—	$31,298,777
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	10,160,007	—	10,160,007
Commercial Mortgage-Backed Securities	—	8,079,504	—	8,079,504
Corporate Bonds	—	20,388,437	—	20,388,437
Floating Rate Loans	—	1,828,433	—	1,828,433
U.S. Treasury Obligations	—	5,715,159	—	5,715,159
Time Deposit	—	5,058,028	—	5,058,028
TOTAL	$—	$82,528,345	$—	$82,528,345
Futures Contracts**	$31,825	$—	$—	$31,825

* For a complete listing of investments, please refer to the Schedule of Investments.
** The value listed reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 21

There were no transfers between levels during the year ended December 31, 2016.
Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year ended December 31, 2016, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund's futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2016, the Fund had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities Location	Assets	Statement of Assets and Liabilities Location	Liabilities
Interest Rate	Net unrealized appreciation (depreciation)	$31,825*	Net unrealized appreciation (depreciation)	$—*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures contracts variation margin.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
Interest Rate	Futures	($7,116)	$14,037
The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts short	(78)
* Averages are based on activity levels during the year ended December 31, 2016.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related

22 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment advisor to the Fund following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Fund and CRM.
For its services pursuant to the new investment advisory agreement, CRM receives an annual fee, payable monthly, at the rate of 0.35% of the Fund’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided advisory services to the Fund. For its services, CIM received an annual fee at the same rate as the Fund’s investment advisory agreement with CRM. For the year ended December 31, 2016, the investment advisory fee amounted to $253,498 or 0.35% of the Fund’s average daily net assets, of which $792 was paid to CRM and $252,706 was paid to CIM.
CRM (CIM for the period January 1, 2016 through December 30, 2016) has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 1.10%, 1.85%, 0.65% and 0.85% for Class A, C, I and Y, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. For the year ended December 31, 2016, CRM waived or reimbursed expenses of $408 and CIM waived or reimbursed expenses of $40,784.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Fund at an annual rate of 0.12% (0.30% for Class A, C and Y and 0.10% for Class I prior to May 1, 2016) of the Fund's average daily net assets, payable monthly. In addition, CIAS voluntarily waived administrative fees of 0.18% of the Fund’s average daily net assets with respect to Class A, C and Y for the period January 1, 2016 to May 1, 2016. For the year ended December 31, 2016, CRM was paid administrative fees of $272 and CIAS was paid administrative fees of $93,969, of which $17,883 were waived.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act, which permits the Fund to pay certain expenses associated with the distribution and servicing of its Class A shares not to exceed 0.50% and Class C shares not to exceed 1.00% of the Fund’s average daily net assets with respect to such class. Effective December 31, 2016, the fees are paid to Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter. Prior to December 31, 2016, the fees were paid to Calvert Investment Distributors, Inc. (CID), an

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 23 affiliate of CIM and the Fund’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended December 31, 2016 amounted to $33,768 or 0.25% of Class A’s average daily net assets, of which $116 was paid to EVD and $33,652 was paid to CID, and $10,147 or 1.00% of Class C’s average daily net assets, of which $31 was paid to EVD and $10,116 was paid to CID.
Effective December 31, 2016, EVM acts as the Fund’s shareholder servicing agent. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Fund and received a fee at the same rate as is paid to EVM. For the year ended December 31, 2016, shareholder servicing fees amounted to $2,604 of which $14 was paid to EVM and $2,590 was paid to CIS.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual fee of $52,000. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Trustee of the Fund who was not an employee of CIM or its affiliates received a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs received an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities, were $60,300,112 and $46,046,022, respectively. U.S. government and agency securities purchases and sales were $30,202,137 and $20,379,089, respectively.
The tax character of dividends and distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$3,260,225	$632,672
Total	$3,260,225	$632,672
As of December 31, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost of investments were as follows:

Unrealized appreciation	$917,784
Unrealized (depreciation)	(151,929)
Net unrealized appreciation (depreciation)	$765,855

Undistributed ordinary income	$103,097
Undistributed long-term capital gain	$53,838
Other temporary differences	($2,761)

Federal income tax cost of investments	$81,762,490
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, Section 1256 futures contracts and deferred Trustees’ fees.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to paydown gains and losses.

Undistributed net investment income	($22,225)
Accumulated net realized gain (loss)	22,225

24 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The Fund did not have any securities on loan as of December 31, 2016.
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Bank and Trust Company (SSB). Under the agreement, which expires on August 8, 2017, SSB provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended December 31, 2016.
NOTE F — CAPITAL SHARES
At December 31, 2016, Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund owned 26.4% and 26.9%, respectively, of the value of the outstanding shares of the Fund.
NOTE G — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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CALVERT UNCONSTRAINED BOND FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014 (a)(b)
Net asset value, beginning	$14.78	$14.93	$15.00
Income from investment operations:
Net investment income	0.49	0.43	0.08
Net realized and unrealized gain (loss)	0.42	(0.19)	(0.08)
Total from investment operations	0.91	0.24	—
Distributions from:
Net investment income	(0.48)	(0.38)	(0.05)
Net realized gain	(0.13)	(0.01)	(0.02)
Total distributions	(0.61)	(0.39)	(0.07)
Total increase (decrease) in net asset value	0.30	(0.15)	(0.07)
Net asset value, ending	$15.08	$14.78	$14.93
Total return (c)	6.24%	1.57%	(0.02%)
Ratios to average net assets: (d)
Net investment income	3.30%	2.90%	2.42%(e)
Total expenses	1.20%	1.64%	53.67%(e)
Net expenses	1.10%	1.10%	1.10%(e)
Portfolio turnover	104%	132%	114%
Net assets, ending (in thousands)	$17,022	$12,497	$326

(a) Net investment income per share is calculated using the Average Shares Method.
(b) From September 30, 2014 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

26 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

CALVERT UNCONSTRAINED BOND FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014 (a)(b)
Net asset value, beginning	$14.79	$14.93	$15.00
Income from investment operations:
Net investment income	0.38	0.32	0.04
Net realized and unrealized gain (loss)	0.42	(0.19)	(0.07)
Total from investment operations	0.80	0.13	(0.03)
Distributions from:
Net investment income	(0.37)	(0.26)	(0.02)
Net realized gain	(0.13)	(0.01)	(0.02)
Total distributions	(0.50)	(0.27)	(0.04)
Total increase (decrease) in net asset value	0.30	(0.14)	(0.07)
Net asset value, ending	$15.09	$14.79	$14.93
Total return (c)	5.46%	0.82%	(0.22%)
Ratios to average net assets: (d)
Net investment income	2.57%	2.13%	1.11%(e)
Total expenses	3.33%	4.43%	2,859.43%(e)
Net expenses	1.85%	1.85%	1.85%(e)
Portfolio turnover	104%	132%	114%
Net assets, ending (in thousands)	$1,126	$900	$5

(a) Net investment income per share is calculated using the Average Shares Method.
(b) From September 30, 2014 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 27

CALVERT UNCONSTRAINED BOND FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014 (a)(b)
Net asset value, beginning	$14.74	$14.93	$15.00
Income from investment operations:
Net investment income	0.56	0.48	0.08
Net realized and unrealized gain (loss)	0.42	(0.19)	(0.06)
Total from investment operations	0.98	0.29	0.02
Distributions from:
Net investment income	(0.55)	(0.47)	(0.07)
Net realized gain	(0.13)	(0.01)	(0.02)
Total distributions	(0.68)	(0.48)	(0.09)
Total increase (decrease) in net asset value	0.30	(0.19)	(0.07)
Net asset value, ending	$15.04	$14.74	$14.93
Total return (c)	6.73%	1.93%	0.13%
Ratios to average net assets: (d)
Net investment income	3.76%	3.25%	2.01%(e)
Total expenses	0.68%	1.11%	2.72%(e)
Net expenses	0.65%	0.65%	0.65%(e)
Portfolio turnover	104%	132%	114%
Net assets, ending (in thousands)	$54,389	$39,101	$10,011

(a) Net investment income per share is calculated using the Average Shares Method.
(b) From September 30, 2014 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

28 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

CALVERT UNCONSTRAINED BOND FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014 (a)(b)
Net asset value, beginning	$14.77	$14.92	$15.00
Income from investment operations:
Net investment income	0.53	0.46	0.07
Net realized and unrealized gain (loss)	0.42	(0.19)	(0.07)
Total from investment operations	0.95	0.27	—
Distributions from:
Net investment income	(0.52)	(0.41)	(0.06)
Net realized gain	(0.13)	(0.01)	(0.02)
Total distributions	(0.65)	(0.42)	(0.08)
Total increase (decrease) in net asset value	0.30	(0.15)	(0.08)
Net asset value, ending	$15.07	$14.77	$14.92
Total return (c)	6.51%	1.78%	0.02%
Ratios to average net assets: (d)
Net investment income	3.54%	3.12%	1.92%(e)
Total expenses	1.09%	1.56%	3,985.33%(e)
Net expenses	0.85%	0.85%	0.85%(e)
Portfolio turnover	104%	132%	114%
Net assets, ending (in thousands)	$10,379	$4,278	$18

(a) Net investment income per share is calculated using the Average Shares Method.
(b) From September 30, 2014 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 29

SPECIAL MEETING OF SHAREHOLDERS
The Special Meeting of Shareholders of Calvert Unconstrained Bond Fund (the “Fund”), a series of Calvert Management Series was held on December 16, 2016 and adjourned until December 23, 2016.
Shareholders of the Fund voted on the following proposals*:

1.	Approval of a new investment advisory agreement with Calvert Research and Management.

For	Against	Abstain
4,130,441	33,107	93,620

2.	Reaffirmation and approval of the Fund’s ability to invest in notes issued by Calvert Social Investment Foundation.

For	Against	Abstain
4,088,369	75,180	93,620

3.	Approval of the Fund’s reliance on a potential future exemptive order that may be granted by the U.S. Securities and Exchange Commission.

For	Against	Abstain
4,045,397	98,450	113,322
Shareholders of Calvert Management Series voted on the following proposals*:

1.	To elect Trustees of Calvert Management Series:

Nominee	For	Withheld
Richard L. Baird, Jr.	10,786,394	458,298
Alice Gresham Bullock	10,803,404	441,288
Cari Dominguez	10,772,879	471,812
Miles D. Harper III	10,820,395	424,297
John G. Guffey, Jr.	10,791,535	453,156
Joy V. Jones	10,755,941	488,751
Anthony A. Williams	10,313,210	931,482
John H. Streur	10,851,288	393,404

2.	Approval of Amendment to Calvert Management Series’ Declaration of Trust

For	Withheld	Abstain
8,450,736	564,605	485,233
*Excludes fractional shares.

30 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

PROXY VOTING
The Proxy Voting Guidelines that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
At a meeting held on October 14, 2016, the Board of Trustees of Calvert Management Series, (“CMS”), and by a separate vote, the Trustees who are not “interested persons” of CMS (the “Independent Trustees”), approved a new Investment Advisory Agreement between CMS and Eaton Vance Investment Advisors (renamed Calvert Research and Management) (“CRM” or the “Adviser”) with respect to the Calvert Unconstrained Bond Fund (the “Fund”). The Board was advised that, subject to shareholder approval and certain other conditions, the new Investment Advisory Agreement would take effect upon the acquisition of substantially all of the business assets of Calvert Investment Management, Inc. (“CIM”) by Eaton Vance Corporation (“Eaton Vance”) (the “Transaction”).
In connection with the proposed Transaction, the Independent Trustees, assisted by their independent legal counsel, requested extensive information from CIM and Eaton Vance regarding the proposed Transaction and its potential implications for the Calvert Funds. The Independent Trustees reviewed and discussed this information and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and the new Investment Advisory Agreement.
The Independent Trustees met separately on multiple occasions to discuss the Transaction and the proposed change in investment adviser. The interested Trustees participated in portions of these meetings to provide the perspective of the Calvert organization, but did not otherwise participate in the deliberations of the Independent Trustees regarding the possible change in investment adviser.
In the course of their deliberations regarding the new Investment Advisory Agreement, the Trustees considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM and its affiliates, including the personnel who would be providing such services; Eaton Vance’s financial condition; the proposed advisory fees; comparative fee and expense information for the Calvert Funds and for comparable funds managed by Eaton Vance or its affiliates; the anticipated profitability of the Calvert Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by CRM and its affiliates from their relationship with the Calvert Funds; the effect of each Calvert Fund’s projected growth and size on each Calvert Fund’s performance and expenses; and CRM’s compliance program.
In considering the nature, extent, and quality of the services to be provided to the Fund by CRM under the new Investment Advisory Agreement, the Trustees took into account information provided by Eaton Vance or its affiliates relating to its operations and personnel, including, among other information, biographical information on its investment, supervisory, and professional staff and descriptions of its organizational and management structure. The Trustees considered the new investment strategies to be used in managing certain Calvert Funds and the performance of other funds managed by the investment teams at Eaton Vance or its affiliates that would be managing certain Calvert Funds. The Trustees also took into account CRM’s and Eaton Vance’s proposed staffing and overall resources, and noted that the staff of CRM was expected to include certain current employees of CIM as well as certain employees of affiliates of Eaton Vance under a “dual-hat” arrangement. CRM’s administrative capabilities were also considered. The Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by CRM under the new Investment Advisory Agreement.
In considering the management style and investment strategies that CRM proposed to use in managing the Calvert Funds, including the Fund, the Trustees took into consideration the performance of funds currently managed by CIM and affiliates of Eaton Vance, as applicable. The Trustees also noted that for certain Calvert Funds, including the Fund, CRM proposed to combine the investment capabilities of affiliates of Eaton Vance with CRM’s sustainable research capabilities. Based upon their review, the

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 31

Trustees concluded that CRM is qualified to manage the Fund’s assets in accordance with its investment objective and strategies and that the proposed investment strategies were appropriate for pursuing the Fund’s investment objective.
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the new Investment Advisory Agreement, including, comparisons of the Fund’s returns with those of its benchmark and the average of its Lipper category for the one-year period ended July 31, 2016.
In considering the Fund’s proposed fees and estimated expenses, the Trustees considered certain comparative fee and expense data provided by Eaton Vance or its affiliates. The Trustees also took into account that there were no increases in the advisory fees being proposed and that for certain Calvert Funds, CRM had proposed a reduction in advisory fees. The Trustees further noted that CRM had agreed to maintain current fee waivers/expense reimbursements, if any, for certain Calvert Funds, and increase the fee waivers/expense reimbursements for other Calvert Funds. Based upon their review, the Trustees concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Fund from CRM.
In reviewing the anticipated profitability of the Fund to CRM and its affiliates, the Trustees considered the fact that affiliates of CRM would be providing shareholder servicing, administrative and distribution services to the Fund for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Fund. The Board also considered that CRM would likely derive benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Fund was reasonable.
The Trustees considered the effect of each Calvert Fund’s current size and potential growth on its performance and expenses. The Trustees took into account management’s discussion of the Calvert Funds’ proposed advisory fees. The Trustees noted that the advisory fee schedule for certain Calvert Funds will contain breakpoints that will reduce the respective advisory fee rate on assets above specified levels as the applicable Calvert Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Calvert Funds that did not currently have such breakpoints in their advisory fee schedule. The Trustees determined that adding breakpoints at specified levels to the advisory fee schedules of the Calvert Funds that did not currently have breakpoints, such as the Fund, would not be appropriate at this time. The Trustees noted that if the Fund’s assets increased over time, the Fund might realize economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the new Investment Advisory Agreement, the Trustees also considered the following matters:
(i) their belief that the Transaction will benefit the Calvert Funds, including the Fund;
(ii) CRM’s intention to continue to manage the Fund in a manner materially consistent with the Fund’s existing investment objective and principal investment strategies, which includes continuing to manage the Fund pursuant to responsible investment criteria as described in the prospectus;
(iii) the financial condition and reputation of Eaton Vance and its affiliates, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Calvert Funds, including the Fund, strong distribution and client service capabilities, and relationships in the asset management industry;
(iv) the intention expressed by representatives of Eaton Vance to retain certain of the existing members of the Calvert management team and other key professionals, including members of the Calvert Sustainability Research Department, in order to better continue principles-based investment research following the closing of the Transaction;
(v) Eaton Vance’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel; and
(vi) that the current senior management team at Calvert has indicated its strong support of the Transaction.
In approving the new Investment Advisory Agreement with CRM, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
The Trustees reached the following conclusions regarding the new Investment Advisory Agreement, among others: (a) CRM has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) CRM is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies; (c) CRM’s investment strategies are appropriate for pursuing the Fund’s investment objective; and (d) the advisory fees are reasonable in view of the quality of the services to be received by the Fund from CRM. Based on the foregoing considerations, the Trustees, including the Independent Trustees, approved the new Investment Advisory Agreement, subject to the approval of the Fund’s shareholders.

32 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

TRUSTEE AND OFFICER INFORMATION TABLE
Fund Management. The Trustees of Calvert Management Series (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
Richard L. Baird, Jr. 1948	Trustee	1980	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	37	None
Alice Gresham Bullock (1) 1950	Chair and Trustee	2016	Professor at Howard University School of Law (retired June 2016). She is a former Dean of Howard University School of Law (1996 – 2002) and a former Deputy Director of the Association of American Law Schools (1992-1994).	37	None
Cari Dominguez (1) 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	37	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
John G. Guffey, Jr. 1948	Trustee	1980	President of Aurora Press Inc. (privately held publisher of trade paperbacks) (since January 1997).	37	Calvert Social Investment Foundation Calvert Ventures, LLC Ariel Funds (3) (asset management) (through December 31, 2011)
Miles D. Harper III (1) 1962	Trustee	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014; Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 – September 2014.	37	Bridgeway Funds (14) (asset management)
Joy V. Jones (1) 1950	Trustee	2016	Attorney.	37	Conduit Street Restaurants SUD 2 Limited Palm Management Corporation

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED) 33

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
Anthony A. Williams 1951	Trustee	2010	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of the Global Government Practice at the Corporate Executive Board (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).	37
Freddie Mac
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
Weston Solutions, Inc. (environmental services)
Bipartisan Debt Reduction Task Force
Chesapeake Bay Foundation
Catholic University of America
Urban Institute (research organization)

INTERESTED TRUSTEES
John H. Streur* 1960	Trustee and President	2015
President and Chief Executive Officer of CRM (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
Portfolio 21 Investments, Inc. (asset management) (through October 2014)
Managers Investment Group LLC (asset management) (through January 2012)
The Managers Funds (asset management) (through January 2012)
Managers AMG Funds (asset management) (through January 2012)
Calvert Social Investment Foundation

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Last Five Years
OFFICERS
Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (2) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

James F. Kirchner (2) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

* Mr. Streur is an interested person of the Fund because of his positions with the Fund’s Adviser and certain affiliates.
(1) Mmes. Bullock, Dominguez and Jones and Mr. Harper began serving as Trustees of the Trust effective December 23, 2016.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

34 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

CALVERT UNCONSTRAINED BOND FUND	CALVERT’S FAMILY OF FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS
330 West 9th Street
Kansas City, MO 64105-1514
Web Site
calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24175 12.31.16

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make immaterial changes. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 12/31/16		Fiscal Year ended 12/31/15
	$	%*	$	% *

(a) Audit Fees	$47,630	0%	$50,441	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$8,600	0%	$8,200	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$56,230	0%	$58,641	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/16		Fiscal Year ended 12/31/15
$	%*	$	%*
$0	0%*	$325,000	0%*
* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Please see schedule of investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the

Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)        Registrant’s Code of Ethics- Not applicable (please see Item 2)
(a)(2)(i)        President’s Section 302 certification.
(a)(2)(ii)        Treasurer’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MANAGEMENT SERIES

By:     /s/ John H. Streur
John H. Streur
President

Date: February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President

Date: February 22, 2017

/s/ James F. Kirchner
    James F. Kirchner
Treasurer

Date: February 22, 2017